UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2010
SUN RIVER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-27485	84-1491159

(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)
5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)
(214) 369-7300
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.
     Sun River Energy, Inc. (the “Company”) previously filed on August 4, 2010 with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) to, among other things, report the acquisition of certain leasehold interests and wellbores from FTP Oil and Gas, LP (“FTP”) and all of the capital stock of PC Operating Texas, Inc., n/k/a Sun River Operating, Inc. (“Sun River Operating”). This Form 8-K/A amends the Initial Report to provide the required financial statements of the acquired businesses, the required pro forma financial information and the related exhibits.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     The audited financial statements (including the balance sheets, statements of operations and partners’ equity, statements of cash flow, related financial statement footnotes and independent auditor’s report) of FTP as of and for period from September 24, 2008 (Inception) to April 30, 2009, the year ended April 30, 2010 and for period from September 24, 2008 (Inception) to April 30, 2010.
     The audited financial statements (including the balance sheet, statement of operations, stockholders’ equity, statement of cash flow, related financial statement footnotes and independent auditor’s report) of Sun River Operating as of and for the period from June 22, 2010 (Inception) to July 31, 2010.
     The unaudited financial statements (including the balance sheets, statements of operations and partner’s equity, statements of cash flow and related financial statement footnotes) of FTP Oil & Gas LP as of and for the three months ended July 31, 2009 and 2010.
     (b) Pro Forma Financial Information.
     The unaudited pro forma condensed consolidated financial statements (including the pro forma consolidating balance sheets and pro forma consolidating statements of operations as of and for the year ended April 30, 2010 and the three months ended July 31, 2010.
     (c) Exhibits.
     The following is a complete list of exhibits filed as part of this Report, as amended by this Form 8-K/A. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
2.1	Share Purchase Agreement, by and between Sun River Energy, Inc. and PC Operating LLC, dated July 14, 2010(1)

2.2	Acquisition Agreement, by and between Sun River Energy, Inc. and FTP Oil and Gas, LP, dated July 14, 2010(1)

99.1	Audited financial statements for FTP Oil and Gas, LP for period from September 24, 2008 (Inception) to April 30, 2009, the year ended April 30, 2010 and for period from September 24, 2008 (Inception) to April 30, 2010.

99.2	Audited financial statements Sun River Operating, Inc., f/k/a PC Operating Texas, Inc., as of and for the period from June 22, 2010 (Inception) and July 31, 2010

Exhibit No.	Description
99.3	Unaudited financial statements of FTP Oil and Gas, LP as of and for the three months ended July 31, 2010

99.4	Unaudited pro forma condensed consolidated financial statements

(1)	Incorporated by reference from the Company’s Current Report on Form 8-K filed on July 16, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN RIVER ENERGY, INC.
Date: November 4, 2010	By:	/s/ Donal R. Schmidt, Jr.
		Name:	Donal R. Schmidt, Jr.
		Title:	President and CEO